UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2014

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

001-33827

(Commission File Number)

Delaware	04-3506204
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

880 Winter Street, Suite 210, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

In a press release dated March 20, 2014 (the “earnings press release”), BG Medicine, Inc. (the “Company”) announced financial results for the fourth quarter and full year ended December 31, 2013 and provided a business update. A copy of the earnings press release is attached hereto as Exhibit 99.1. The information in the second paragraph of the earnings press release, the information under the headings “4th Quarter 2013 Results” and “Conference Call and Web Cast” and the consolidated financial information included in the earnings press release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 8.01. Other Events.

In the earnings press release, the Company also provided a business update. The information set forth in the third paragraph and the information under the headings “2013 Highlights,” “Outlook for 2014” and “Forward Looking Statements” in the earnings press release are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Earnings press release dated March 20, 2014.

The portions of the earnings press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the earnings press release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: March 20, 2014	/s/ Stephen P. Hall
Stephen P. Hall
Executive Vice President & Chief Financial Officer